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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the incorporation by reference in Registration Statements No. 333-12503, No. 333-52631, No. 333-62333 and No. 333-72149 of E*TRADE Group,
Inc. on Form S-8 of our report dated November 23, 1998, (July 12, 1999 as to
Note 15) appearing in this Annual Report on Form 10-K/A of E*TRADE Group, Inc. for the year ended September 30, 1998.


/s/ Deloitte & Touche LLP

San Jose, California
August 16, 1999